ALPS ETF TRUST

ALPS | O’Shares Europe Quality Dividend ETF (Cboe BZX: OEUR)

(the "Fund")

Supplement dated December 6, 2022
to the Fund's Prospectus and Statement of Additional Information, each dated October 31, 2022 (as supplemented or amended)

Prospectus

Effective January 3, 2023, the first sentence of the third paragraph under the section titled "How to Buy and Sell Shares - Distributions" on page 38 of the Prospectus is deleted in its entirety and replaced with the following:

For the ALPS | O'Shares Europe Quality Dividend ETF, income dividends, if any, are distributed to shareholders quarterly. For the ALPS | O'Shares U.S. Quality Dividend ETF, ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF and ALPS | O'Shares Global Internet Giants ETF, income dividends, if any, are distributed to shareholders monthly.

Effective January 3, 2023, the first sentence of the first paragraph under the section titled "Federal Income Taxation - Taxes on Distributions" on page 40 of the Prospectus is deleted in its entirety and replaced with the following:

Dividends from net investment income, if any, are declared and paid monthly, except for ALPS | O’Shares Europe Quality Dividend ETF, which declares and pays dividends from net investment income quarterly.

Statement of Additional Information

Effective January 3, 2023, the first sentence of the second paragraph under the section titled “Dividends and Distributions” is deleted in its entirety and replaced with the following:

Dividends from net investment income, if any, are declared and paid monthly, except for ALPS | O’Shares Europe Quality Dividend ETF, which declares and pays dividends from net investment income quarterly.

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Please retain this supplement for future reference.